UNITED
                         GOLD &
                         GOVERNMENT
                         FUND, INC.

                         SEMIANNUAL
                         REPORT
                      --------------------------------------
                         For the six months ended June 30, 1997

     This report is submitted for the general information of the shareholders of United Gold & Government Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Gold & Government Fund, Inc. current prospectus.

     PRESIDENT'S LETTER
     JUNE 30, 1997



     Dear Shareholder:

     As Waddell & Reed celebrates its 60th anniversary in the financial services industry, I would like to thank you for your continued confidence in our products and services. Since we opened our doors in 1937, our goal has been and continues to be to provide the best service possible to our shareholders. This commitment is reflected in every area of our organization: starting with your financial advisor and continuing with our investment management and customer service people of our affiliated companies.

     Your confidence in the success of the products and services offered by Waddell & Reed and its affiliates is reflected in the growth the Funds have experienced over our 60 years. Total mutual fund assets under management reached the $1 billion mark in 1961, and over the $5 billion mark in 1985. As of June 30, 1997, mutual fund assets under management totaled more than $19.3 billion.

     We look forward to helping you meet the financial goals that are important to you, now and for many years to come. Should you have any questions about your account or other financial issues that are important to you, contact your financial advisor or your local Waddell & Reed office. They're ready to help you make the most of your financial future.

     Respectfully,
     Keith A. Tucker
     President

     SHAREHOLDER SUMMARY
     ----------------------------------------------------------------------
     UNITED GOLD & GOVERNMENT FUND, INC.

     PORTFOLIO STRATEGY:
     Inflationary strategies:   OBJECTIVE:   High total return (income
                                             plus appreciation of
     Up to 100% in minerals-related          share value).
       securities.
     Minimum of 25% so invested. STRATEGY:   Invests in precious
     Up to 100% in foreign securities.       metals and minerals
                                             -related securities
     Disinflationary strategies:             during periods of
                                             actual or expected
     Up to 100% in U.S. Government           inflation or when the
       Securities.                           investment environment
     Maximum of 25% in minerals-             appears favorable;
       related securities.                   invests in U.S.
                                             Government Securities during
                                             periods of disinflation or low
                                             inflation.  (May purchase
                                             securities subject to repurchase
                                             agreements.  May invest in certain
                                             options and futures.)

                                  FOUNDED:   1985

             SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                             December)

     PERFORMANCE SUMMARY -- Class A Shares

                      PER SHARE DATA
     For the Six Months Ended June 30, 1997
     --------------------------------------

     DIVIDENDS PAID                $0.02
                                   =====

     NET ASSET VALUE ON
        6/30/97                    $7.88
       12/31/96                     9.07
                                   -----
     CHANGE PER SHARE             $(1.19)
                                   =====

     Past performance is not necessarily indicative of future results.



     TOTAL RETURN HISTORY

                                      Average Annual Total Return
                                    -----------------------------
                                        With            Without
     Period                          Sales Load*      Sales Load**
     ------                          ----------       ------------
      1-year period ended 6-30-97    -18.21%             -13.21%
      5-year period ended 6-30-97      3.22%               4.45%
     10-year period ended 6-30-97     -0.36%               0.24%

      *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

     **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

     Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     PORTFOLIO HIGHLIGHTS


     On June 30, 1997, United Gold & Government Fund, Inc. had net assets totaling $23,968,087 invested in a diversified portfolio of:

         49.73%     Common Stocks and Warrants
         27.57%     United States Government Securities
         18.75%     Cash and Cash Equivalents
          3.95%     Preferred Stocks


     As a shareholder of United Gold & Government Fund, Inc. for every $100 you had invested on June 30, 1997, your Fund owned:

      $36.03  Foreign Mining Stocks
       27.57  U.S. Government Securities
       18.75  Cash and Cash Equivalents
       10.85  U.S. Mining Stocks
        3.95  Preferred Stocks
        2.85  Miscellaneous Stocks


     Not all holdings will be represented in the portfolio at all times.

     THE INVESTMENTS OF
     UNITED GOLD & GOVERNMENT FUND, INC.
     JUNE 30, 1997

                                                   Shares        Value

     COMMON STOCKS AND WARRANTS
     Gold
      Australia - 6.18%
      Acacia Resources Limited*  ..............   200,000  $   262,914
      Newcrest Mining Limited  ................   177,500      490,676
      Plutonic Resources Limited  .............   135,000      422,249
      Ranger Minerals NL*  ....................   100,000      305,978
        Total .................................              1,481,817

      Canada - 29.85%
      Barrick Gold Corporation  ...............    35,000      770,000
      Bema Gold Corporation*  .................   120,000      725,456
      Dayton Mining Corporation*  .............   125,000      434,405
      Eldorado Gold Corporation*  .............   103,700      405,430
      Euro-Nevada Mining Corporation Limited  .    27,200      836,953
      Franco-Nevada Mining Corporation Limited     19,600      982,696
      Goldcorp Inc., Class A*  ................    30,000      216,116
      Greenstone Resources Ltd.*  .............    65,000      569,432
      Kinross Gold Corporation*  ..............    43,000      191,464
      Pangea Goldfields Inc.*  ................    72,500      209,962
      Placer Dome Inc.  .......................    25,000      409,375
      Repadre Capital Corporation*  ...........    90,000      524,544
      TVX Gold Inc.*  .........................    85,000      451,520
      Vengold Inc.*  ..........................   195,000      268,245
      William Resources Inc.*  ................   103,000      160,332
        Total .................................              7,155,930

      United States - 6.95%
      Canyon Resources Corporation*  ..........   100,000      243,700
      Homestake Mining Company  ...............    40,000      522,480
      Newmont Gold Company  ...................    22,500      898,583
        Total .................................              1,664,763

     Total Gold - 42.98%                                    10,302,510

     Metals - 3.90%
      United States
      Freeport-McMoRan Copper & Gold Inc.  ....    30,000      933,750

     Miscellaneous
      Electric, Gas and Sanitary Services - 1.07%
      Sonat Inc.   ............................     5,000      256,250

      Stone, Clay and Glass Products - 1.78%
      Geomaque Explorations Ltd.*  ............   134,400      311,382
      Geomaque Explorations Ltd., Special
        Warrants* .............................    50,000      115,841
        Total .................................                427,223

     Total Miscellaneous - 2.85%                               683,473

                   See Notes to Schedule of Investments on page 8.

     THE INVESTMENTS OF
     UNITED GOLD & GOVERNMENT FUND, INC.
     JUNE 30, 1997
                                                   Shares        Value

     TOTAL COMMON STOCKS AND WARRANTS - 49.73%             $11,919,733
      (Cost: $11,926,118)

     PREFERRED STOCKS
     Gold
      United States
      Battle Mountain Gold Company, $3.25,
        Convertible............................    10,000      478,120
      Hecla Mining Company, Series B, 7%,
        Convertible ...........................    10,000      466,870

     TOTAL PREFERRED STOCKS-3.95%                            $ 944,990
      (Cost:  $968,887)
                                                Principal
                                                Amount in
                                                Thousands
     UNITED STATES GOVERNMENT SECURITIES
      United States Treasury:
        7.25%, 8-15-2004 ......................    $2,000    2,085,000
        7.875%, 11-15-2004 ....................     2,500    2,698,050
        7.25%, 5-15-2016 ......................     1,750    1,824,918

     TOTAL UNITED STATES GOVERNMENT SECURITIES - 27.57%    $ 6,607,968
      (Cost: $6,533,185)

     SHORT-TERM SECURITIES - 13.37%
     Repurchase Agreements
      J. P. Morgan Securities, 5.9%
        Repurchase Agreement dated
        6-30-97 to be repurchased
        at $3,205,525 on 7-1-97** .............     3,205  $ 3,205,000
      (Cost: $3,205,000)

     TOTAL INVESTMENTS - 94.62%                            $22,677,691
      (Cost: $22,633,190)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 5.38%       1,290,396

     NET ASSETS - 100.00%                                  $23,968,087


     Notes To Schedule Of Investments

      *No dividends were paid during the preceding 12 months.
     **Collateralized by $2,134,000 U.S. Treasury Notes, 12.5% due 8-15-2014, market value and accrued interest aggregate $3,258,759.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

     UNITED GOLD & GOVERNMENT FUND, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     JUNE 30, 1997

     Assets
      Investment securities -- at value (Notes 1 and 3) .  $22,677,691
      Cash  .............................................        1,672
      Receivables:
        Investment securities sold ......................    1,290,694
        Interest and dividends ..........................      105,099
        Fund shares sold ................................       24,758
      Prepaid insurance premium  ........................        9,477
                                                           -----------
         Total assets  ..................................   24,109,391
                                                           -----------
     Liabilities
      Payable to Fund shareholders  .....................       90,837
      Accrued transfer agency and
        dividend disbursing (Note 2) ....................       16,602
      Accrued service fee (Note 2)  .....................        7,660
      Accrued accounting services fee (Note 2)  .........        1,667
      Accrued management fee (Note 2)  ..................          459
      Other  ............................................       24,079
                                                           -----------
         Total liabilities  .............................      141,304
                                                           -----------
           Total net assets .............................  $23,968,087
                                                           ===========
     Net Assets
      $1.00 par value capital stock
        Capital stock ...................................  $ 3,041,327
        Additional paid-in capital ......................   34,986,762
      Accumulated undistributed income (loss):
        Accumulated undistributed net investment income .      104,277
        Accumulated net realized loss on investment
         transactions  ..................................  (14,208,780)
        Net unrealized appreciation in value of
         investments  ...................................       44,501
                                                           -----------
         Net assets applicable to outstanding units
           of capital....................................  $23,968,087
                                                           ===========
     Net asset value per share (net assets divided
      by shares outstanding)
      Class A  ..........................................        $7.88
      Class Y  ..........................................        $7.88
     Capital shares outstanding
      Class A  ..........................................    2,984,154
      Class Y  ..........................................       57,173
     Capital shares authorized ..........................  100,000,000


                         See notes to financial statements.

     UNITED GOLD & GOVERNMENT FUND, INC.
     STATEMENT OF OPERATIONS
     For the Six Months Ended JUNE 30, 1997

     Investment Income
      Income (Note 1B):
        Interest and amortization .......................   $  356,327
        Dividends .......................................       94,096
                                                            ----------
         Total income  ..................................      450,423
                                                            ----------
      Expenses (Note 2):
        Investment management fee .......................       97,297
        Transfer agency and dividend disbursing - Class A       85,029
        Registration fees ...............................       20,458
        Service fee - Class A ...........................       15,744
        Legal fees ......................................       10,574
        Accounting services fee .........................       10,000
        Audit fees ......................................        8,727
        Custodian fees ..................................        8,711
        Shareholder servicing - Class Y .................          258
        Other ...........................................       25,508
                                                            ----------
         Total expenses  ................................      282,306
                                                            ----------
           Net investment income ........................      168,117
                                                            ----------

     Realized and Unrealized Gain (Loss)
      on Investments (Notes 1 and 3)
      Realized net loss on bullion  .....................     (195,938)
      Realized net loss on securities  ..................   (1,507,330)
      Realized net loss on foreign
        currency transactions ...........................       (3,357)
                                                            ----------
        Realized net loss on investments ................   (1,706,625)
                                                            ----------
      Decrease in unrealized depreciation in value of
        bullion during the period .......................       91,697
      Unrealized depreciation in value of securities
        during the period ...............................   (2,309,048)
                                                            ----------
        Unrealized depreciation in value of investments
         during the period  .............................   (2,217,351)
                                                            ----------
         Net loss on investments  .......................   (3,923,976)
                                                            ----------
           Net decrease in net assets resulting from
            operations  .................................  $(3,755,859)
                                                            ==========


                         See notes to financial statements.

     UNITED GOLD & GOVERNMENT FUND, INC.
     STATEMENT OF CHANGES IN NET ASSETS

                                                 For the     For the
                                               six months  fiscal year
                                                  ended       ended
                                                June 30,  December 31,
                                                   1997        1996
                                              -----------  -----------
     Decrease in Net Assets
      Operations:
        Net investment income ............... $   168,117  $   222,817
        Realized net gain (loss) on investments(1,706,625)   1,319,497
        Unrealized depreciation .............  (2,217,351)    (114,099)
                                              -----------  -----------
         Net increase (decrease) in net
           assets resulting from
           operations .......................  (3,755,859)   1,428,215
                                              -----------  -----------
      Dividends to shareholders from
        net investment income (Note 1E):*
        Class A .............................     (62,521)    (207,679)
        Class Y .............................      (2,515)      (3,935)
                                              -----------  -----------
                                                  (65,036)    (211,614)
                                              -----------  -----------
      Capital share transactions:
        Proceeds from sale of shares:
         Class A (191,844 and 1,323,429
           shares, respectively).............   1,673,509   12,402,383
         Class Y (1,275 and 58,791
           shares, respectively) ............      11,015      548,325
        Proceeds from reinvestment of
         dividends:
         Class A (7,101 and 22,407
           shares, respectively) ............      61,273      204,404
         Class Y (291 and 433
           shares, respectively) ............       2,515        3,935
        Payments for shares redeemed:
         Class A (613,498 and 1,689,423
           shares, respectively) ............  (5,275,440) (15,760,355)
         Class Y (1,304 and 2,313
           shares, respectively) ............     (10,733)    (21,078)
                                              -----------  -----------
         Net decrease in net assets
           resulting from capital
           share transactions ...............  (3,537,861)  (2,622,386)
                                              -----------  -----------
           Total decrease ...................  (7,358,756)  (1,405,785)
     Net Assets
      Beginning of period  ..................  31,326,843   32,732,628
                                              -----------  -----------
      End of period, including undistributed
        net investment income of $104,277
        and $4,553, respectively ............ $23,968,087  $31,326,843
                                              ===========  ===========
                    *See "Financial Highlights" on pages 12 - 13.
                         See notes to financial statements.

     UNITED GOLD & GOVERNMENT FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class A Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:

                       For the
                      six monthsFor the fiscal year ended December 31,
                         ended ---------------------------------------
                        6/30/97     1996   1995    1994   1993    1992
                      ----------  ------ ------  ------ ------  ------
     Net asset value,
      beginning of
      period  ...........  $9.07   $8.75  $8.19   $9.97  $5.70   $6.63
                           -----   -----  -----   -----  -----   -----
     Income from investment
      operations:
      Net investment
        income...........   0.05    0.06   0.24    0.05   0.04    0.06
      Net realized and
        unrealized gain
        (loss) on
        investments .....  (1.22)   0.32   0.56   (1.78)  4.27   (0.93)
                           -----   -----  -----   -----  -----   -----
     Total from investment
      operations  .......  (1.17)   0.38   0.80   (1.73)  4.31   (0.87)
                           -----   -----  -----   -----  -----   -----
     Less dividends from
      net investment
      income  ...........  (0.02)  (0.06) (0.24)  (0.05) (0.04)  (0.06)
                           -----   -----  -----   -----  -----   -----
     Net asset value,
      end of period .....  $7.88   $9.07  $8.75   $8.19  $9.97   $5.70
                           =====   =====  =====   =====  =====   =====
     Total return* ...... -12.92%   4.33%  9.80% -17.36% 75.82% -13.18%
     Net assets, end
      of period (000
      omitted)  .........$23,517 $30,811$32,733 $37,422$46,908 $27,136
     Ratio of expenses
      to average net
      assets  ...........   2.04%***1.84%  1.66%   1.59%  1.69%   1.88%
     Ratio of net invest-
      ment income to average
      net assets  .......   1.20%***0.66%  2.55%   0.57%  0.48%   0.90%
     Portfolio turnover
      rate**  ...........  41.05% 101.34%164.21%  64.89% 84.00%  61.50%
     Average commission
      rate paid  ........  $0.0275 $0.0294

         *Total return calculated without taking into account the sales load deducted on an initial purchase.
        **This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.
       ***Annualized.

                         See notes to financial statements.

     UNITED GOLD & GOVERNMENT FUND, INC.
     FINANCIAL HIGHLIGHTS
     Class Y Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:


                         For the        For the
                             six         period
                          months        from 2/27/96*
                           ended        through
                         6/30/97        12/31/96
                        --------        --------
     Net asset value,
      beginning of period  $9.07          $9.35
                           -----          -----
     Income from investment
      operations:
      Net investment
        income ..........   0.07           0.09
      Net realized and
        unrealized loss
        on investments...  (1.22)         (0.26)
                           -----          -----
     Total from investment
      operations ........  (1.15)         (0.17)
                           -----          -----
     Less dividends from
      net investment
      income ............  (0.04)         (0.11)
                           -----          -----
     Net asset value,
      end of period .....  $7.88          $9.07
                           =====          =====
     Total return ....... -12.68%         -1.88%
     Net assets, end of
      period (000
      omitted)  .........   $451           $516
     Ratio of expenses
      to average net
      assets ............   1.50%**        1.18%**
     Ratio of net
      investment income
      to average net
      assets ............   1.73%**        1.30%**
     Portfolio
      turnover rate***  .  41.05%        101.34%**
     Average commission
      rate paid  ........  $0.0275        $0.0294

        *Commencement of operations.
       **Annualized.
      ***This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.
                         See notes to financial statements.

     UNITED GOLD & GOVERNMENT FUND, INC.
     NOTES TO FINANCIAL STATEMENTS
     JUNE 30, 1997

     NOTE 1 -- Significant Accounting Policies

          United Gold & Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek a high total return through investments in precious metals, minerals-related securities or U.S. Government Securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations system) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Gold and silver bullion are valued at the last spot settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that Exchange. Platinum bullion is valued at the last spot settlement price for current delivery as calculated by the New York Mercantile Exchange as of the close of that Exchange. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

     B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

     C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities and bullion, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

     D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.
          See Note 4 -- Federal Income Tax Matters.

     E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

     F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NOTE 2 -- Investment Management and Payments to Affiliated Persons

          The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $16.9 billion of combined net assets at June 30, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

          Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

          The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                               Accounting Services Fee
                       Average
                    Net Asset Level            Annual Fee
               (all dollars in millions) Rate for Each Level
               ------------------------- -------------------
                From $    0 to $   10             $      0
                From $   10 to $   25             $ 10,000
                From $   25 to $   50             $ 20,000
                From $   50 to $  100             $ 30,000
                From $  100 to $  200             $ 40,000
                From $  200 to $  350             $ 50,000
                From $  350 to $  550             $ 60,000
                From $  550 to $  750             $ 70,000
                From $  750 to $1,000             $ 85,000
                     $1,000 and Over              $100,000

          For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

          As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $24,074, out of which W&R paid sales commissions of $13,571 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

          Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

          The Fund paid Directors' fees of $593, which are included in other expenses.

          W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

     NOTE 3 -- Investment Securities Transactions

          Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $10,194,385 while proceeds from maturities and sales aggregated $6,064,220. Purchases of bullion aggregated $1,760,699 while proceeds from the sale of bullion aggregated $3,112,916. Purchases of short-term securities aggregated $445,113,000. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $449,363,000 and $3,256,797, respectively.

          For Federal income tax purposes, cost of investments owned at June 30, 1997 was $22,633,190, resulting in net unrealized appreciation of $44,501, of which $2,244,964 related to appreciated investments and $2,200,463 related to depreciated investments.

     NOTE 4 -- Federal Income Tax Matters

          For Federal income tax purposes, the Fund realized capital gain net income of $1,937,369 during the year ended December 31, 1996, which included the effect of certain losses deferred into the next fiscal year (see discussion below). These net capital gains were entirely offset by utilization of capital loss carryforwards. Remaining prior year capital loss carryforwards aggregated $11,894,711 at December 31, 1996, and are available to offset future capital gain net income as follows: $563,389 through December 31, 1997; $4,507,530 through December 31, 1998; $1,865,351 through December 31, 1999, and $4,958,441 through December 31, 2000.

          Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (_post-October losses_). From November 1, 1996 through December 31, 1996, the Fund incurred net capital losses of $610,801, which were deferred to the fiscal year ending `December 31, 1997.

     NOTE 5 -- Commencement of Multiclass Operations

          On February 19, 1996, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund. The Fund commenced multiclass operations on February 27, 1996.

          Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholders,
     United Gold & Government Fund, Inc.:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Gold & Government Fund, Inc. (the _Fund_) as of June 30, 1997, the related statements of operations for the six-month period then ended and changes in net assets for the six-month period then ended and the year ended December 31, 1996, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Gold & Government Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.



     Deloitte & Touche LLP
     Kansas City, Missouri
     August 1, 1997

     To all IRA Planholders:
     As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.








     DIRECTORS
     Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
     Henry L. Bellmon, Red Rock, Oklahoma
     Dodds I. Buchanan, Boulder, Colorado
     James M. Concannon, Topeka, Kansas
     John A. Dillingham, Kansas City, Missouri
     Linda Graves, Topeka, Kansas
     John F. Hayes, Hutchinson, Kansas
     Glendon E. Johnson, Miami, Florida
     William T. Morgan, Coronado, California
     William L. Rogers, Los Angeles, California
     Frank J. Ross, Jr., Kansas City, Missouri
     Eleanor B. Schwartz, Kansas City, Missouri
     Keith A. Tucker, Overland Park, Kansas
     Frederick Vogel III, Milwaukee, Wisconsin
     Paul S. Wise, Carefree, Arizona

     OFFICERS
     Keith A. Tucker, President
     Michael L. Avery, Vice President
     Robert L. Hechler, Vice President
     Henry J. Herrmann, Vice President
     John M. Holliday, Vice President
     Theodore W. Howard, Vice President and Treasurer
     Sharon K. Pappas, Vice President and Secretary
     Carl E. Sturgeon, Vice President


     This report is submitted for the general information of the shareholders of United Gold & Government Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Gold & Government Fund, Inc. current prospectus.

     THE UNITED GROUP OF MUTUAL FUNDS


     United Cash Management, Inc.
     United Government Securities Fund, Inc.
     United Bond Fund
     United Municipal Bond Fund, Inc.
     United Municipal High Income Fund, Inc.
     United High Income Fund, Inc.
     United High Income Fund II, Inc.
     United Continental Income Fund, Inc.
     United Retirement Shares, Inc.
     United Asset Strategy Fund, Inc.
     United Income Fund
     United Accumulative Fund
     United Vanguard Fund, Inc.
     United New Concepts Fund, Inc.
     United Science and Technology Fund
     United International Growth Fund, Inc.
     United Gold & Government Fund, Inc.












     ---------------------------------

     FOR MORE INFORMATION:
     Contact your representative, or your
     local office as listed on your
     Account Statement, or contact:
       WADDELL & REED
       CUSTOMER SERVICE
       6300 Lamar Avenue
       P.O. Box 29217
       Shawnee Mission, KS  66201-9217
       (800) 366-5465

     Our INTERNET address is:
       http://www.waddell.com




     NUR1013SA(6-97)
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